SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2004


                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                          001-31688        13-3692801
(State or other jurisdiction of   (Commission      (IRS Employer
incorporation or organization)    File Number)     Identification Number)

388 Greenwich Street, New York, New York                                 10013
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.



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Item 1.        Changes in Control of Registrant.

               Not Applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not Applicable.

Item 3.        Bankruptcy or Receivership.

               Not Applicable.

Item 4.        Changes in Registrant's Certifying Accountant.

               Not Applicable.

Item 5.        Other Events.

               The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.        Resignations of Registrant's Directors.

               Not Applicable.


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Item 7.        Financial Statements, Pro-Forma Financial Information and
               Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Exhibits:

                    1. Trustee's Report with respect to the August 15, 2004 Distribution Date for the CAST Step-Up Trust for Credit Suisse First Boston Notes

 Item 8.       Change in Fiscal Year

               Not Applicable.

Item 9.        Regulation FD Disclosure

               Not Applicable.

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                                   SIGNATURES




               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                By:  /s/ Mark C. Graham
                                                --------------------------------
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory





















August 15, 2004


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EXHIBIT INDEX


Exhibit                                                                     Page

     1 Trustee's Report with respect to the August 15, 2004 Distribution 6 Date for the CAST Step-Up Trust for Credit Suisse First Boston
          Notes


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